SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)      September 17, 1998


                         PREMISYS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                     0-25684                94-3153847
(State or other jurisdiction           (Commission           (I.R.S. Employer
         of incorporation)              File Number)         Identification No.)


               48664 Milmont Drive
               Fremont, California                              94538
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (510) 353-7600




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Item 5:       Other Events

              Adoption of Stockholder Rights Plan.

     On September 17, 1998, the Board of Directors of Premisys Communications, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on October 5, 1998 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) and (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a price of $80.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Chase Mellon Shareholder Services L.L.C., as Rights Agent (the "Rights Agent"). A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.1 hereto.
              Amendment of Bylaws.

              On September 17, 1998, the Board of Directors of the Company amended the Company's Bylaws to: (i) permit only the Chairman of the Board, the Chief Executive Officer, the President or a majority of the Board of Directors of the Company to call a special meeting of the stockholders; and (ii) provide that vacancies on the Board of Directors be filled only by the remaining members of the Board of Directors.

Item 7:       Financial Statements and Exhibits.

              (c)     Exhibits

                      3.04 Bylaws of the Company, as amended and restated effective September 17, 1998. (Incorporated by reference to the exhibit bearing the same number in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 1998.)

                      4.04 Rights Agreement dated September 18, 1998, between the Registrant and Chase Mellon
                               Shareholder Services L.L.C. as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the exhibit bearing the same number in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 1998.)

                      99.01 Press  release of the Company  dated  September  21,
1998.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 22, 1998

                                   PREMISYS COMMUNICATIONS, INC.



                                   By:      /s/ Robert W. Dilfer
                                            -----------------------------
                                            Robert W. Dilfer
                                            Vice President and Controller


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                                  EXHIBIT INDEX

Exhibit

   3.04 Bylaws of the Company, as amended and restated effective September 17, 1998. (Incorporated by reference to the exhibit bearing the same number in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 1998.)

   4.04 Rights Agreement dated September 18, 1998, between the Registrant and Chase Mellon Shareholder Services L.L.C. as Rights Agent,
              which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (Incorporated by reference to the exhibit bearing the same number in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on September 22, 1998.)

   99.01      Press release of the Company dated September 21, 1998.

                                                                   Exhibit 99.01



Contact:  Joyce Chowla                                     For immediate release
          Premisys Communications, Inc.
          (510) 353-2768



                     Premisys Adopts Stockholder Rights Plan

         Fremont, CA, September 21, 1998 -- Premisys Communications, Inc. (Nasdaq: PRMS), today announced that its board of directors has adopted a stockholder rights plan designed to protect the long-term value of the company for its stockholders during any future unsolicited acquisition attempt.

         The plan is designed to give Premisys' board of directors sufficient time to study and respond to an unsolicited tender offer or other attempted acquisition. Adoption of the plan was not made in response to any specific attempt to acquire Premisys or its shares, and Premisys is not aware of any current efforts to do so.

         In connection with the plan, the board declared a dividend of one preferred share purchase right for each share of the company's common stock outstanding on October 5, 1998 (the "Record Date") and further directed the issuance of one such right with respect to each share of the company's common stock that is issued after the Record Date, except in certain circumstances. The rights will expire on September 18, 2008.

Premisys Communications, Inc. Adopts Stockholder Rights Plan.

         The rights are initially attached to the company's common stock and will not trade separately. If a person or a group acquires 20 percent or more of the company's common stock (an "Acquiring Person"), or announces an intention to make a tender offer for the company's common stock the consummation of which would result in a person or group becoming an Acquiring Person, then the rights will be distributed (the "Distribution Date") and will thereafter trade separately from the common stock.

         Upon the Distribution Date, each right may be exercised for 1/100th of a share of a newly designated Series A Junior Participating Preferred Stock at an exercise price of $80.00. The preferred stock has been structured so that the value of 1/100th of a share of such preferred stock will approximate the value of one share of common stock.

         Upon a person becoming an Acquiring Person, holders of the rights (other than the Acquiring Person) will have the right to acquire shares of the company's common stock at a substantially discounted price, in lieu of the preferred stock.

         Additionally, if after the Distribution Date, the company is acquired in a merger or other business combination, or 50 percent or more of its assets are sold in a transaction with an Acquiring Person, the holders of rights (other than the Acquiring Person) will have the right to receive shares of common stock of the acquiring corporation at a substantially discounted price.

         After a person has become an Acquiring Person, the company's board of directors may, at its option, require the exchange of outstanding rights (other than those held by the Acquiring Person) for common stock at an exchange ratio of one share of the company's common stock per right.

Premisys Communications, Inc. Adopts Stockholder Rights Plan.

         The board also has the right to redeem outstanding rights at any time prior to the Distribution Date (or later in certain circumstances) at a price of $0.001 per right. The terms of the rights, including the period to redeem the rights, may be amended by the board in certain circumstances.

         In connection with the adoption of its stockholder rights plan, the Board of Directors also amended two provisions of the company's bylaws. Special meetings of the company's stockholders may now only be called by the Chairman of the Board, the Chief Executive Officer, the President or by a majority of the Board of Directors. Additionally, vacancies on the Board of Directors may now be filled until the next annual meeting of stockholders only by majority vote of the directors then in office.

About Premisys

         Premisys Communications, Inc. designs, manufactures and markets integrated access products for telecommunications service providers. Premisys pioneered the integrated access equipment market with the introduction of the Integrated Multiple Access Communications Server ("IMACS") products in December 1991. The IMACS products are designed to enable public carriers to provide their business customers with flexible, cost-effective and reliable access to telecommunications services. Premisys' principal offices are located at 48664 Milmont Drive, Fremont, California 94538, its telephone number is (510) 353-7600 and its world wide web address is premisys.com.

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